Amounts receivable (Tables)	9 Months Ended
May 31, 2023
Amounts Receivable
Schedule of Summary of Receivables

	May 31, 2023	August 31, 2022
Receivable from precious metal sales	$808	$-
Sales tax receivable(1)	6,844	4,359
Prepaid gold purchase receivable (Note 9)	-	2,500
Other	49	40
	7,701	6,899
Less: Long-term portion	(4,687)	(4,359)
Total amounts receivable	$3,014	$2,540

(1)	Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). VAT which the Company does not expect to recover within the next 12 months has been classified as long-term assets.